Financial Instruments and Risk Management (Tables)	9 Months Ended
Sep. 30, 2020
Fair Value Disclosures [Abstract]
Summary of Financial Instruments Recognized at Fair Value

A summary of the Company’s financial instruments recognized at fair value, and the fair value measurements used, follows:

	Total	Quoted prices in active markets for identical assets (Level 1)	Other observable inputs (Level 2)	Unobservable inputs (Level 3)
September 30, 2020
Tax Receivable Agreement	147.1	—	—	147.1
Interest rate swaps	37.8	—	37.8	—

Summary of the Change in Value for the Tax Receivable Agreement

Details of the changes in value for the Tax receivable agreement are as follows:

Beginning liability balance, January 1, 2020	$—
Tax receivable agreement, initially recorded	133.4
Change in fair value	13.7
Ending liability balance, September 30, 2020	$147.1

Schedule of Carrying Values and Estimated Fair Values of Debt Instruments

(11) FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

In accordance with ASC 820, the Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Observable inputs are from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available in the circumstances. These tiers include the following:

Level 1 — inputs include observable unadjusted quoted prices in active markets for identical assets or liabilities

Level 2 — inputs include other than quoted prices in active markets that are either directly or indirectly observable

Level 3 — inputs include unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions

In determining fair value, the Company uses various valuation techniques and prioritizes the use of observable inputs. The availability of observable inputs varies from instrument to instrument and depends on a variety of factors including the type of instrument, whether the instrument is actively traded and other characteristics particular to the instrument. For many financial instruments, pricing inputs are readily observable in the market, the valuation methodology used is widely accepted by market participants and the valuation does not require significant management judgment. For other financial instruments, pricing inputs are less observable in the marketplace and may require management judgment.

Recurring fair value measurements

We elected to apply fair value option accounting to the Tax receivable agreement. A summary of the Company’s financial instruments recognized at fair value, and the fair value measurements used, follows:

	Total	Quoted prices in active markets for identical assets (Level 1)	Other observable inputs (Level 2)	Unobservable inputs (Level 3)
September 30, 2020
Tax Receivable Agreement	147.1	—	—	147.1
Interest rate swaps	37.8	—	37.8	—

Tax receivable agreement — value is determined using Level 3 inputs. The measurement is calculated using unobservable inputs based on the Company’s own assumptions including the timing and amount of future taxable income and realizability of tax attributes. When valuing the tax receivable liability at September 30, 2020, we utilized a discount rate of 4.0%. The discount rate was determined based on the risk-free rate and Vertiv’s implied credit spread. A one percentage point change in the discount rate would result in a change in value of approximately $10.0 at September 30, 2020. Significant changes in unobservable inputs could result in material changes to the tax receivable liability.

Interest rate swaps — valued using the LIBOR yield curves at the reporting date. Counterparties to these contracts are highly rated financial institutions. The fair values of the Company’s interest rate swaps are adjusted for nonperformance risk and creditworthiness of the counterparty through the Company’s credit valuation adjustment (“CVA”). The CVA is calculated at the counterparty level utilizing the fair value exposure at each payment date and applying a weighted probability of the appropriate survival and marginal default percentages.

Details of the changes in value for the Tax receivable agreement are as follows:

Beginning liability balance, January 1, 2020	$—
Tax receivable agreement, initially recorded	133.4
Change in fair value	13.7
Ending liability balance, September 30, 2020	$147.1

Tax receivable agreement

On the Closing Date, the Company entered into the Tax Receivable Agreement, which generally provides for the payment by us to the Vertiv Stockholder of 65% of the cash tax savings in U.S. federal, state, local and certain foreign taxes, that we actually realize (or are deemed to realize) in periods after the closing of the Business Combination as a result of (i) increases in the tax basis of certain intangible assets of Vertiv resulting from certain pre-Business Combination acquisitions, (ii) certain U.S. federal income tax credits for increasing research activities (so-called “R&D credits”) and (iii) tax deductions in respect of certain Business Combination expenses. We expect to retain the benefit of the remaining 35% of these cash tax savings.

For purposes of the Tax Receivable Agreement, the applicable tax savings will generally be computed by comparing our actual tax liability for a given taxable year to the amount of such taxes that we would have been required to pay in such taxable year without the tax basis in certain intangible assets, the U.S. federal income tax R&D credits and the tax deductions for certain Business Combination expenses described above. Except as described below, the term of the Tax Receivable Agreement will continue for twelve taxable years following the closing of the Business Combination. However, the payments described in (i) and (ii) above will generally be deferred until the close of our third taxable year following the closing of the Business Combination. The payments described in (iii) above will generally be deferred until the close of our fourth taxable year following the closing of the Business Combination and then payable ratably over the following three taxable year periods regardless of whether we actually realize such tax benefits. Payments under the Tax Receivable Agreement are not conditioned on the Vertiv Stockholder’s continued ownership of our stock.

Under certain circumstances (including a material breach of our obligations, certain actions or transactions constituting a change of control, a divestiture of certain assets, upon the end of the term of the Tax Receivable Agreement or, after three years, at our option), payments under the Tax Receivable Agreement will be accelerated and become immediately due in a lump sum. In such case, the payments due upon acceleration would be based on the present value of our anticipated future tax savings using certain valuation assumptions, including that we will generate sufficient taxable income to fully utilize the applicable tax assets and attributes covered under the Tax Receivable Agreement (or, in the case of a divestiture of certain assets, the applicable tax attributes relating to such assets). Consequently, it is possible in these circumstances that the actual cash tax savings realized by us may be significantly less than the corresponding Tax Receivable Agreement payments we are required to make at the time of acceleration. Furthermore, the acceleration of our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity.

The Tax Receivable Agreement provides for the payment by us to the Vertiv Stockholder of 65% of the cash tax savings realized (or deemed realized) over a 12-year period after the closing of the Business Combination as described above. In the twelfth year of the Tax Receivable Agreement, an additional payment will be made to the Vertiv Stockholder based on 65% of the remaining tax benefits that have not been realized. The timing of expected future payments under the Tax Receivable Agreement are dependent upon various factors, including the existing tax bases at the time of the Business Combination, the realization of tax benefits, and changes in tax laws. However, as the Company is obligated to settle the remaining tax benefits after 12 years, the Company has concluded that the liability should be measured at fair value and recorded within other long-term liabilities in the unaudited condensed consolidated balance sheets. The Company has estimated total payments of approximately $191.5 on an undiscounted basis. The fair value of the estimated liability as of the closing date of $133.4 has been included as an adjustment to additional paid in capital. Subsequent measurements are recorded in interest expense, net and accumulated other comprehensive income, as appropriate based on the passage of time, change in risk-free rate and implied credit spread. Cash flows of the Tax Receivable Agreement are discounted at an appropriate rate for the applicable duration of the instrument adjusted for our own credit spread. The fair value movement on the tax receivable agreement attributable to our own credit risk spread is recorded in other comprehensive income. These estimates and assumptions are subject to change, which may materially affect the measurement of the liability.

We have recorded $2.7 and $18.8 in Interest expense, net for the three and nine months ended September 30, 2020, respectively, in the consolidated statement of earnings (loss) and an unrealized (loss) gain of $(11.1) and $5.1, respectively, in Accumulated other comprehensive income, related to the change in fair value of the tax receivable liability from the Closing Date to September 30, 2020.

Interest rate risk management

From time to time the Company may enter into derivative financial instruments designed to hedge the variability in interest expense on floating rate debt. Derivatives are recognized as assets or liabilities in the Consolidated Balance Sheets at their fair value. When the derivative instrument qualifies as a cash flow hedge, changes in the fair value are deferred through other comprehensive earnings, depending on the nature and effectiveness of the offset.

Concurrent with the refinancing on March 2, 2020, the Company designated certain interest rate swaps with an initial notional amount of $1,200.0 as cash flow hedges.

The Company uses interest rate swaps to manage the interest rate mix of our total debt portfolio and related overall cost of borrowing. At September 30, 2020 interest rate swap agreements designated as cash flow hedges effectively swapped an initial amount of $1,200.0 of LIBOR based floating rate debt for fixed rate debt. Our interest rate swaps mature in March 2027. The fair value of interest rates swaps was an unrealized loss of $37.8, of which $10.6 was recorded in Accrued expenses and other liabilities and $27.2 in Other long-term liabilities and the related unrealized loss in Accumulated other comprehensive income, on the balance sheet at September 30, 2020. The Company recognized $2.9 and $3.4 in earnings for the three and nine months ended September 30, 2020. At September 30, 2020, the Company expects that approximately $10.6 of pre-tax net losses on cash flow hedges will be reclassified from Accumulated other comprehensive income (loss) into earnings during the next twelve months.

Other fair value measurements

We determine the fair value of debt using Level 2 inputs based on quoted market prices. The following table presents the estimated fair value and carrying value of long-term debt, including the current portion of long-term debt as of September 30, 2020 and December 31, 2019.

	September 30, 2020(1)		December 31, 2019
	Fair Value	Par Value(2)	Fair Value	Par Value(2)
Term Loan due 2027	$2,134.3	$2,189.0	$—	$—
ABL Revolving Credit Facility due 2025	100.0	100.0	145.2	145.2
Short-term borrowings	19.1	19.1	—	—
Term Loan due 2023	—	—	2,064.8	2,070.0
9.250% Notes due 2024	—	—	805.3	750.0
12.00%/13.00% Senior PIK Toggle Notes due 2022	—	—	517.5	500.0
10.00% Notes due 2024	—	—	127.5	120.0
(1)

On March 2, 2020, certain subsidiaries of Vertiv Holdings Co entered into a Term Loan Credit Agreement with various financial institutions for $2,200.0 of senior secured term loans. The proceeds of the Term Loan were used to repay or redeem in full certain outstanding indebtedness. See Note 6, Debt for additional information.

(2)	See Note 6 — Debt for additional information